Contractual Obligations	9 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Contractual Obligations

6.    Contractual Obligations

As of December 31, 2013, the Company’s estimated commitments through the expected delivery dates of the 79 vessels under construction aggregate approximately $2,699,888, which will be payable as follows:

2014	$572,355
2015	1,319,147
2016	808,386
$2,699,888

As of December 31, 2013, we had a cash balance of $733,896 to fund these future newbuilding commitments; however, a significant portion of our remaining commitments are currently unfunded. If we are not able to borrow additional funds, raise other capital or utilize available cash on hand, we may not be able to acquire these newbuilding vessels, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.